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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 21, 2001





                              VIRTUALFUND.COM, INC.
             (Exact name of registrant as specified in its charter)



         Minnesota                   0-18114               41-1612861
(State or other jurisdiction   (Commission File No.)     (IRS Employer
      of incorporation)                                Identification No.)




                        6462 City West Parkway, Suite 175
                          Eden Prairie, Minnesota 55344
              (Address of registrant's principal executive offices)



                                 (952) 941-8687
                         (Registrant's telephone number)
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Item 5.  Other Events.

VirtualFund.com, Inc. issued the following press release:

1.)      VirtualFund Reports Second Quarter Results
         Company takes an $11.5 million restructuring charge.
         Form 8-K/A Filed.
         Turnaround Efforts Underway.
         (March 23, 2001)

VirtualFund.com, Inc. also provided information regarding its investigation of Mel Masters and transactions with Mr. Masters and his related parties; the reduction in the book value of receivables from Mr. Masters and assets impaired by the Company's restructuring; its reservation and accrual of items relating to pending or threatened litigation; certain accounting procedures; charges and expenses relating to its restructuring, write-downs and accruals; potential costs and liabilities not reflected on its most recent Financial Statements; and ongoing litigation.

Prior to filing its Form 10-Q for the quarter ended December 31, 2000, the Company concluded its investigation regarding transactions between Mr. Masters and his related parties, on the one hand, and the Company, on the other hand. The Company also completed its review of potential restructuring charges. Finally, the Company has assessed pending and threatened litigation.

At this point, the Company believes that it has adequately reduced the book value of receivables from Mr. Masters or his related parties, and has adequately reduced the book value of other assets whose value was or may be impaired as a result of the termination of Mr. Masters' employment by the Company or as a result of disputes with Mr. Masters or his related parties or as a result of other information learned during the course of this review.

The Company also believes that it has adequately reduced the book value of all assets whose value was, or reasonably could be, impaired as a result of its restructuring. The Company further believes that it has adequately reduced the book value of assets and has accrued or reserved for each item of pending or threatened litigation against the Company where the status of each such item of litigation (in light of the Company's knowledge of the facts surrounding each such item of litigation) warrants such a reduction in carrying value and/or such an accrual or reserve.

The Company carefully considered these reductions in book values and these accruals and reservations and consulted with its legal counsel and its auditors when determining whether to reduce such book values and whether to make such accruals or reserves on the Company's financial statements. The Company believes that all such reductions, accruals and reserves are appropriate and adequate in light of the information known to it after such investigation.

Although such investigation has been concluded, the Company recognizes that it may, in the course of operation of its business or in the course of ongoing litigation, discover new facts or circumstances which may cause it to make further write-downs, write-offs or reserves.

                                       2.
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In connection with making the present reservations, write-downs and accruals, the Company determined that the Company's accounting policy related to the accrual of legal fees was that such legal fees were expensed as incurred, and that the Company's policy has been to not accrue for estimated future legal fees. In accordance with Generally Accepted Accounting Principles, and consistent with its past practice, the Company's various accruals, write-downs and restructuring charges do not include estimated future litigation fees, although legal fees incurred through December 30, 2000 have been accrued.

Principal among the Company's restructuring, write-downs and accruals are the following:

* A $5,092,469 charge related to the discontinuance of the Company's B2BXchange operations, including the initial payment of $2,500,000 made to a proposed supply-chain management investment. Though it took this write-down, the Company has asserted a claim in federal court against the recipient of that payment, Manugistics. (The software delivered by Manugistics was returned to Manugistics unopened.) The Company intends to vigorously seek the return of this $2,500,000 payment from Manugistics through the court;

* A $3,440,836 charge related to severance and associated legal and other fees related to the termination of 125 employees and many long-term employee contracts which are unfavorable to the Company. The Company has challenged the validity of its alleged severance obligations under three of the larger contracts in court;

* An allowance of $1,927,833 for potentially non-collectible receivables from Mr. Masters. This represents the entire amount due to the Company from Mr. Masters. The Company believes this obligation is secured, at least in part, by land owned by "Masters Trust I" in Park County, Montana, and it is vigorously seeking repayment of this amount from Mr. Masters; and

* A $1,006,903 charge for future lease payments and the write-off of related leasehold improvements at closed and previously idle facilities.

Total reserves, write-downs and accruals in connection with the restructuring process are $11,468,041.

The Company may also incur potential costs and may face liabilities for which it has not made accruals or reservations on its financial statements as of December 30, 2000. The Company has determined that it was inappropriate to make accruals or reservations for certain items. The Company's determination, after consulting with legal counsel and its auditors, was that there was not a substantial likelihood that the Company will be determined to be liable for these amounts. The Company will continue to re-examine each of these assessments and, if new information or experience warrants a change in this determination, will make such accruals or reservations in the future and will make required disclosures of such accruals or reservations, if material. The items for which accruals or reservations were not made, are the following:

* The Company is currently involved in litigation with Manugistics, Inc. Manugistics filed a claim against the Company for $4 million under a contract whose validity the Company disputes. As the Company has previously disclosed, Mr. Masters caused the Company, on November 20, 2000 to pay Manugistics $2,500,000 contrary to written instructions from the board of directors. The Company has filed a counterclaim against Manugistics for the return of $2,500,000 paid, and will vigorously defend against Manugistics' claim of $4,000,000. The

                                       3.
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Company, as previously disclosed and as disclosed previously above, has written off the $2,500,000 for accounting purposes.

* In January, 2001, the Company and its wholly-owned subsidiary commenced an action against Masters and GRAMPI. As previously disclosed, the action seeks, among other things, to void the Company's subsidiary's lease of space in a business complex owned by GRAMPI, as well as VirtualFund's guaranty of that lease. The Company alleges that the lease was unfair, unreasonable, and unduly benefited Masters, in violation of Masters' fiduciary duties to the Company and its subsidiary. The lawsuit also seeks the return of any profits realized by Masters and/or GRAMPI as a result of this self-dealing. The court has not issued a scheduling order and no trial date has been set. GRAMPI recently filed a counterclaim against the Company's subsidiary for breach of the lease, and against VirtualFund to enforce the guaranty. Masters has included a personal claim against VirtualFund and its subsidiary claiming a breach of his employment contract which required "VirtualFund to pay Masters at the rate of $400,000 per year, plus certain bonuses and/or warrant grants after his termination." (The Company terminated Masters for cause, and vigorously disputes any obligation to Masters under his claimed employment contract, or any employment contract between Masters and the Company.) The Company seeks to recover approximately $5.0 million from Masters and/or GRAMPI. The Masters and GRAMPI counterclaims amounts to approximately $6.0 million, which counterclaims the Company intends to vigorously defend.

The Company has not made any reserve for potential liability under the lawsuit although the Company has also not recorded any receivable related to the claims against Masters and GRAMPI. While the final outcome of either of these lawsuits cannot be determined with certainty, management of the Company believes that the final outcome of either lawsuit will not have a material adverse effect on the Company's results of operations or its financial position.

Although there are other miscellaneous claims and costs not set forth in this Form 8-K/A, the Company believes that such potential liability and costs are not material.

                             Additional Information

VirtualFund.com, Inc. ("VirtualFund") may solicit proxies from its shareholders in connection with any action to remove and/or elect members to the company's board of directors. Before distributing forms of proxy to VirtualFund's shareholders in connection with any such solicitation, VirtualFund will file proxy materials (a proxy statement and related documents) with the U.S. Securities and Exchange Commission (the "SEC") containing information regarding the participants in any such solicitation.

Investors and shareholders are urged to read the proxy materials carefully when they are available. The proxy materials will contain important information about VirtualFund, the proxy solicitation, and related matters. Investors and shareholders will be able to obtain copies of the proxy materials free of charge through the web site maintained by the SEC at http://www.sec.gov.

In addition to the proxy materials, VirtualFund has filed annual, quarterly and current repots, proxy statements and other information with the SEC. You may read and copy any reports, statements and other information filed by VirtualFund at the SEC public reference room at 450

                                       4.
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Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York, and Chicago, Illinois. Please call the SEC at 1.800.SEC.0330 for further information on the hours and locations of the public reference rooms. VirtualFund's filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

Shareholders and investors may also obtain copies of documents VirtualFund has filed with the SEC free of charge from VirtualFund by requesting them in writing or by telephone at the following address: VirtualFund.com, Inc., 6462 City West Parkway, Suite 175, Eden Prairie, MN 55344, phone: (952) 943-3236.

                       Information Concerning Participants

VirtualFund, its directors, executive officers, certain other members of management and employees, agents and nominees may be deemed to be participants in any solicitation of its shareholders. VirtualFund filed preliminary proxy statements with the SEC on February 20, 2001, March 13, 2001, and March 21, 2001, in anticipation of a Special Meeting of Shareholders. Information concerning VirtualFund's directors, executive officers and certain other employees is set forth in VirtualFund's preliminary proxy statements filed with the SEC on February 20, 2001, March 13, 2001, and March 21, 2001, and will be contained in any Proxy Statement filed by VirtualFund in connection with the removal and/or election of members of the company's board of directors.

As of January 15, 2001, based upon their most recent reports filed with the SEC, VirtualFund's officers and directors beneficially own, as a group, 4,433,415 shares of VirtualFund's common stock, representing approximately 24.2% of the shares outstanding. Melvin L. Masters, VirtualFund's former Chief Executive Officer and President, has reported on his most recent filing with the SEC that he beneficially owns 3,419,607 of those shares, representing approximately 19.2% of the shares outstanding.

VirtualFund's preliminary proxy statements filed with the SEC on February 20, 2001, March 13, 2001, and March 21, 2001, and any Proxy Statement relating to the removal and/or election of members of the company's board of directors are, or will be, available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

In addition to any solicitations that may be made by any of the above-referenced persons, VirtualFund has retained Innisfree M&A Incorporated to act as its advisor and provide proxy solicitation services, for which it will receive customary compensation. Employees of Innisfree M&A Incorporated may communicate in person, by telephone or otherwise with persons who are shareholders of VirtualFund.

                Cautionary Factors That May Affect Future Results

Certain statements contained in this document and other written and oral statements made from time to time by VirtualFund do not relate strictly to historical or current facts. As such, they are considered "forward-looking statements" which provide current expectations or forecasts of future events. Such statements can be identified by the use of terminology such as "anticipate,"

                                       5.
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"believe," "estimate," "expect," "intend," "may," "could," "possible," "plan,"
"project," "should," "will," "forecast" and similar words or expressions. VirtualFund's forward-looking statements generally relate to its growth strategies, financial results, product development and sales efforts. One must carefully consider forward-looking statements and understand that such statements involve a variety of risks and uncertainties, known and unknown, and may be affected by inaccurate assumptions, including, among others, those statements made which relate to any future operating results and mergers and acquisitions activity. Consequently, no forward-looking statement can be guaranteed and actual results may vary materially.

VirtualFund undertakes no obligation to update any forward-looking statement, but investors are advised to consult any further disclosures by the company on this subject in its filings with the Securities and Exchange Commission, especially on Forms 10-K, 10-Q and 8-K (if any), in which the company discusses in more detail various important factors that could cause actual results to differ from expected or historic results. VirtualFund notes these factors as permitted by the Private Securities Litigation Reform Act of 1995. It is not possible to foresee or identify all such factors. As such, investors should not consider any list of such factors to be an exhaustive statement of all risks, uncertainties or potentially inaccurate assumptions.

                                       6.
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ITEM 7(c)

EXHIBITS

         Exhibit 99.12 Press Release dated March 23, 2001

         Exhibit 99.13 Cautionary Factors


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VIRTUALFUND.COM, INC.
                                                           (Registrant)

Dated:  March 23, 2001                  By:  /s/ Joseph Beckman
                                             ------------------------------

                                        Name:  Joseph Beckman

                                        Title: Secretary

                                       7.
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                              VIRTUALFUND.COM, INC.

                             EXHIBITS TO FORM 8-K/A

                                 MARCH 23, 2001

The following Exhibits are filed with this Form 8-K/A:

Exhibit 99.12              Press Release dated March 23, 2001
Exhibit 99.13              Cautionary Factors